EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form SB-2, including any amendments thereto, of our report dated March 24, 2001, relating to the financial statements of Xin Net Corp., appearing in such Registration Statement. We also consent to the reference to this firm under the heading "Experts" in this statement.

                                             /s/Clancy and Co.
                                             CLANCY AND CO., P.L.L.C.
                                             Certified Public Accountants
                                             April 11, 2001